Fleet Status Report

July 2024

FOCUSED | VALUE DRIVEN | RESPONSIBLE

VALARIS DS-9

100 YEARS VALARIS

Valaris Limited Fleet Status Report July 29, 2024

New Contracts, Extensions and Other Updates Since Last Fleet Status Report
Contract Backlog
•Valaris has been awarded the following new contracts and contract extensions, with associated contract backlog of approximately $715 million, subsequent to issuing its most recent fleet status report on April 30, 2024. Contract backlog excludes lump sum payments such as mobilization fees and capital reimbursements.
•Contract backlog increased to approximately $4.3 billion from approximately $4.0 billion as of April 30, 2024.
Floater Contract Awards
•Multi-year contract with Equinor offshore Brazil for drillship VALARIS DS-17. The contract has an estimated total duration of 852 days and is expected to commence in the third quarter 2025, in direct continuation of the rig's current program. The contract includes a 672-day drilling program that is expected to commence in the first half of 2026. The rig will be on standby for an estimated duration of 180 days between the end of the rig's current program and the beginning of the operating period. During the standby period, the rig may be available for work both inside and outside Brazil, which could lead to incremental revenue. The estimated total contract value is approximately $498 million, inclusive of MPD, additional services and fees for mobilization and minor rig upgrades.
Jackup Contract Awards
•26-well plug and abandonment contract in the UK North Sea for jackup VALARIS 92. The contract has an estimated duration of two years and is expected to commence in the first quarter 2025, in direct continuation of the rig’s current program with another operator. The estimated total contract value is approximately $75 million.
•Eight-well contract with Shell offshore Trinidad for jackup VALARIS 249. The contract has an estimated duration of 365 days and is expected to commence in the first half 2026. The estimated total contract value is approximately $66 million.
•Two-well contract with ENI Energy E&P UK Limited in the UK North Sea for jackup VALARIS Norway. The contract has an estimated duration of 292 days and is expected to commence in the first quarter 2025. The estimated total contract value is approximately $39 million.
•One-year priced option exercised by North Oil Company offshore Qatar for jackup VALARIS 110. The one-year option will commence in October 2024 in direct continuation of the rig’s current program. The total contract value for the one-year priced option is approximately $26 million.
•One-well contract with Anasuria Hibiscus UK Limited in the UK North Sea for jackup VALARIS 248. The contract has an estimated duration of 93 days and is expected to commence in the second quarter 2025, following completion of the rig's current program with another operator and a shipyard visit for planned maintenance. The estimated total contract value is $14.2 million.
•One-well contract offshore Angola for jackup VALARIS 144. The contract has an estimated duration of 45 days and is expected to commence in the first quarter 2025, in advance of a previously disclosed 13-well contract for the rig with the same operator. The estimated total contract value is approximately $8.5 million.
•One-well option exercised by TAQA on behalf of the Porthos CCS project in the Netherlands for jackup VALARIS 123. The extension period has a minimum duration of 15 days and is expected to commence in the third quarter 2025, in direct continuation of the rig’s current program. The operating day rate for work performed in 2025 is $152,500.
Other Fleet Status Updates
•In late July, ARO received suspension notices for the drilling contracts for VALARIS 147 and VALARIS 148, which are two of our jackups leased to ARO. Discussions are ongoing with Saudi Aramco regarding whether other Valaris leased rigs or ARO-owned rigs could be subject to the suspensions instead of VALARIS 147 and VALARIS 148 as well as when the suspensions will be effective. As of July 29, 2024, these two rigs accounted for $35 million of Valaris' contract backlog.

Valaris Limited Fleet Status Report July 29, 2024

Contract Backlog(1) (2) ($ millions)	2024	2025	2026+	Total	Contracted Days(1) (2)	2024	2025	2026+
Drillships	$468.4	$990.5	$1,049.4	$2,508.3	Drillships	1,318	2,536	2,201
Semisubmersibles	68.6	53.5	—	122.1	Semisubmersibles	312	242	—
Floaters	$537.0	$1,044.0	$1,049.4	$2,630.4	Floaters	1,630	2,778	2,201

HD - Harsh Environment	$171.1	$275.5	$218.4	$665.0	HD - Harsh Environment	1,364	1,940	1,285
HD & SD - Modern	95.2	196.3	147.4	438.9	HD & SD - Modern	917	1,534	966
SD - Legacy	25.0	66.6	97.4	189.0	SD - Legacy	312	720	1,061
Jackups	$291.3	$538.4	$463.2	$1,292.9	Jackups	2,593	4,194	3,312

Other(3)	$80.2	$142.1	$161.9	$384.2	Other(3)	1,701	2,457	2,580

Total	$908.5	$1,724.5	$1,674.5	$4,307.5	Total	5,924	9,429	8,093

ARO Drilling(4)					Average Day Rates(1) (2)	2024	2025	2026+
Owned Rigs	$153.7	$362.0	$807.2	$1,322.9	Drillships	$355,000	$391,000	$477,000
Leased Rigs	139.8	174.9	195.7	510.4	Semisubmersibles	220,000	221,000	—
Total	$293.5	$536.9	$1,002.9	$1,833.3	Floaters	$329,000	$376,000	$477,000

					HD - Harsh Environment	$125,000	$142,000	$170,000
					HD & SD - Modern	104,000	128,000	153,000
					SD - Legacy	80,000	92,000	92,000
					Jackups	$112,000	$128,000	$140,000

(1) Contract backlog, contracted days and average day rates as of July 29, 2024.
(2) Contract backlog and average day rates exclude certain types of non-recurring revenues such as lump sum mobilization payments. Contract backlog and contracted days include backlog and days when a rig is under suspension. Average day rates are adjusted to exclude suspension backlog and days.
(3) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts. Includes $35 million related to VALARIS 147 and VALARIS 148, which have received suspension notices from Saudi Aramco.
(4) ARO Drilling contract backlog as of July 29, 2024. Includes $113 million within contract backlog for leased rigs related to VALARIS 147 and VALARIS 148, which have received suspension notices from Saudi Aramco.
HD = Heavy Duty; SD = Standard Duty

Valaris Limited Fleet Status Report July 29, 2024

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Drillships
VALARIS DS-18	GustoMSC P10000	2015	Chevron	US GOM	Aug 22	Aug 25		Additional rate charged when MPD services provided
VALARIS DS-17	GustoMSC P10000	2014	Equinor Equinor Equinor	Brazil / Argentina Brazil Brazil	Sep 23 May 25 Sep 25	Apr 25 Aug 25 Dec 27	$447,000 $497,000
Contract includes MPD and additional services

Estimated total contract value of $498 million, inclusive of MPD, additional services and fees for mobilization and minor rig upgrades. Based on estimated duration of 852 days comprised of a 180-day standby period followed by a 672-day drilling program

VALARIS DS-16	GustoMSC P10000	2014	Occidental Occidental	US GOM US GOM	Jun 22 Jun 24	Jun 24 Jun 26		Additional rate charged when MPD services provided. 1-year priced option
VALARIS DS-15	GustoMSC P10000	2014	TotalEnergies BP TotalEnergies TotalEnergies	Brazil Brazil Brazil Brazil	Jun 21 May 24 Sep 24 Jan 25	Apr 24 Sep 24 Dec 24 Sep 25	$410,000 $254,000 $400,000	Additional rate charged when MPD services provided
Additional rate charged when MPD services provided
Additional rate charged when MPD services provided
								Additional rate charged when MPD and additional services provided. Two 160-day priced options and one 120-day priced option, with increased operating day rates for each option period. Total contract value for option periods if exercised, excluding the provision of MPD and additional services, is approximately $210 million.
VALARIS DS-12	DSME 12000	2013	BP	Egypt	Jan 24	Jan 25		Total contract value of $136 million based on initial estimated duration of 320 days
VALARIS DS-10	Samsung GF12000	2017	SNEPCo	Nigeria	Apr 23	Aug 24	$231,000
VALARIS DS-9	Samsung GF12000	2015	ExxonMobil	Angola	Jul 22	Jul 25		Contract includes MPD services. Two 6-month priced options
VALARIS DS-8	Samsung GF12000	2015	Petrobras	Brazil	Dec 23	Dec 26	$428,000	Plus mobilization fee of approx. $30 million. Contract includes additional services.
VALARIS DS-7	Samsung 96K	2013	Undisclosed	West Africa	Jun 24	Oct 26		Total contract value estimated to be $364 million based on initial estimated duration of 850 days
VALARIS DS-4	Samsung 96K	2010	Petrobras Petrobras	Brazil Brazil	Jul 22 Dec 24	Sep 24 Nov 27	$450,000
Contract includes MPD and additional services. Expect approx. 60 days out of service for contract preparations in 4Q24
Plus mobilization fee of approx. $41 million. Contract includes MPD and additional services

Stacked
VALARIS DS-14	DSME 12000	2023		Spain
VALARIS DS-13	DSME 12000	2023		Spain
VALARIS DS-11	DSME 12000	2013		Spain
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report July 29, 2024

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Semisubmersibles
VALARIS DPS-5	ENSCO 8500 Series, DP + Moored	2012	Eni	Mexico	Mar 24	Jul 24	$345,000	Plus $3 million mobilization fee
VALARIS DPS-1	F&G ExD Millennium, DP	2012	Woodside	Australia	Jan 24	Jun 25
VALARIS MS-1	F&G ExD Millennium, Moored	2011	Santos	Australia	Jan 24	Apr 25		Operations recommenced in Jan 24 following a suspension period. Three priced options each with an estimated duration of 45 days
Stacked
VALARIS DPS-6	ENSCO 8500 Series, DP	2012		US GOM
VALARIS DPS-3	ENSCO 8500 Series, DP + Moored	2010		US GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report July 29, 2024

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Heavy Duty - Harsh Environment Jackups
VALARIS Norway	KFELS N Class	2011	Eni ENI Energy E&P	UK UK	Jan 24 Feb 25	Jan 25 Dec 25		VALARIS Norway substitutes for VALARIS 72 until the rig completes its current contract Total contract value of approx. $39 million based on estimated duration of 292 days
VALARIS Stavanger	KFELS N Class	2011	TotalEnergies	UK	May 24	May 25		Total contract value of approx. $52 million, including minor rig modifications, based on estimated duration of 360 days. Two priced options with an estimated duration of 270 days each
VALARIS 250	LT Super Gorilla XL	2003	Saudi Aramco	Saudi Arabia	Jun 18	Dec 24		Leased to ARO Drilling(4). Expect approx. 10 days out of service for planned maintenance in 3Q24
VALARIS 249	LT Super Gorilla	2001	Undisclosed Undisclosed Perenco Undisclosed Shell	Trinidad Trinidad Trinidad Trinidad Trinidad	Jul 23 Aug 24 Oct 24 Dec 24 May 26	Jul 24 Oct 24 Dec 24 Oct 25 May 27	$125,000 $138,000 $163,000
Plus mobilization fee of $8.5 million and a daily rate of $64,000 while the rig was in transit from New Zealand to Trinidad. Expect approx. 20 days out of service for unplanned repairs in 3Q24

Total contract value of approx. $66 million based on estimated duration of 365 days. Three priced options with an estimated duration of 50 days each

VALARIS 248	LT Super Gorilla	2000	ENI Energy E&P Hibiscus	UK UK	Aug 20 May 25	Mar 25 Aug 25		Expect approx. 50 days out of service for planned maintenance across 1Q25 and 2Q25 Total contract value of $14.2 million based on estimated duration of 93 days
VALARIS 247	LT Super Gorilla	1998	Undisclosed Eni	Australia Australia	Jul 24 Oct 24	Oct 24 Dec 24	$180,000 $180,000	Plus mobilization and demobilization fees that cover moving and operating costs while the rig is in transit from/to the UK
VALARIS 123	KFELS Super A	2019	Ithaca Energy Shell TAQA	UK UK Netherlands	May 24 Jul 24 Jan 25	Jul 24 Jan 25 Sep 25	$153,000	Minimum total contract value of $6.3 million based on minimum duration of 45 days
Total contract value of approx. $21 million based on initial estimated duration of 154 days
								Options for up to 10 wells with an estimated total duration of 300 days. Operating day rate increases to approx. $163,000 in 2026
VALARIS 122	KFELS Super A	2013	Shell	UK	Sep 23	May 25		Total contract value of over $60 million based on initial estimated duration of 500 days. Expect approx. 20 days out of service for planned maintenance in 3Q24
VALARIS 121	KFELS Super A	2013	Shell Shell	UK UK	Nov 23 Sep 24	Sep 24 Oct 25		Total contract value of over $25 million based on initial estimated duration of 210 days Total contract value of approx. $55 million based on estimated duration of 406 days. Plus two priced options
VALARIS 120	KFELS Super A	2013	Harbour Energy Harbour Energy	UK	Jul 23 Jul 25	Jul 25 Jul 28	$130,000 $166,000	Expect approx. 15 days out of service for planned maintenance in 3Q24
Stacked
VALARIS Viking	KFELS N Class	2010		UK
VALARIS 102	KFELS MOD V-A	2002		US GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report July 29, 2024

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Heavy Duty - Modern Jackups(3)
VALARIS 118	LT 240-C	2012	BP	Trinidad	Apr 24	Jun 25		Total contract value of approx. $51 million based on initial estimated duration of 365 days
VALARIS 117	LT 240-C	2009	Eni	Mexico	Dec 21	Jan 25		Expect approx. 30 days out of service for planned maintenance in 1Q25
VALARIS 116	LT 240-C	2008	Saudi Aramco	Saudi Arabia	Dec 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 115	BM Pacific Class 400	2013	Shell	Brunei	Apr 23	Apr 27		Total contract value of approx. $159 million based on duration of four years
VALARIS 110	KFELS MOD V-B	2015	North Oil Company	Qatar	Oct 21	Oct 25		1-year priced option
VALARIS 108	KFELS MOD V-B	2007	Saudi Aramco	Saudi Arabia	Mar 24	Mar 27		Leased to ARO Drilling(4)
VALARIS 107	KFELS MOD V-B	2006	Undisclosed ExxonMobil	Australia Australia	Mar 24 Oct 24	Sep 24 Oct 25	$150,000 $153,000	Two 180-day priced options
VALARIS 106	KFELS MOD V-B	2005	BP BP	Indonesia Indonesia	Jan 24 Apr 25	Jan 25 May 25	$85,000 $95,000	Expect approx. 90 days out of service for planned maintenance across 1Q25 and 2Q25. Priced options for work into 1Q26
Stacked
VALARIS 111	KFELS MOD V-B	2003		Croatia
VALARIS 109	KFELS MOD V-Super B	2008		Namibia
VALARIS 104	KFELS MOD V-B	2002		UAE
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report July 29, 2024

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Standard Duty - Modern Jackups(3)
VALARIS 148	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Nov 19	Feb 26
Leased to ARO Drilling(4). Suspension notice received from Saudi Aramco. Discussions are ongoing with Saudi Aramco regarding whether another Valaris leased rig or ARO-owned rig could be subject to the suspension instead of VALARIS 148 as well as when the suspension will be effective.

VALARIS 147	LT Super 116-E	2013	Saudi Aramco	Saudi Arabia	Sep 19	Dec 25
Leased to ARO Drilling(4). Expect approx. 30 days out of service for planned maintenance in 3Q24. Suspension notice received from Saudi Aramco. Discussions are ongoing with Saudi Aramco regarding whether another Valaris leased rig or ARO-owned rig could be subject to the suspension instead of VALARIS 147 as well as when the suspension will be effective.

VALARIS 146	LT Super 116-E	2011	Saudi Aramco	Saudi Arabia	Sep 18	Dec 24		Leased to ARO Drilling(4)
VALARIS 144	LT Super 116-E	2010	Undisclosed Undisclosed	Angola Angola	Feb 25 Apr 25	Mar 25 May 27
Out of service for contract preparations and mobilization in 3Q24, 4Q24 and 1Q25. Total contract value of approx. $8.5 million based on estimated duration of 45 days
Total contract value estimated to be between $149 million and $156 million, including a mobilization fee from the U.S. Gulf of Mexico.

VALARIS 141	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Aug 22	Aug 25		Leased to ARO Drilling(4)
VALARIS 140	LT Super 116-E	2016	Saudi Aramco	Saudi Arabia	Mar 22	Mar 25		Leased to ARO Drilling(4)
VALARIS 76	LT Super 116-C	2000	Saudi Aramco	Saudi Arabia	Aug 24	Aug 29		Leased to ARO Drilling(4). Expect approx. 30 days out of service in 3Q24 for contract preparations
Stacked
VALARIS 145	LT Super 116-E	2010		US GOM
VALARIS 143	LT Super 116-E	2010		UAE
VALARIS 75	LT Super 116-C	1999		US GOM
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report July 29, 2024

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Standard Duty - Legacy Jackups
VALARIS 92	LT 116-C	1982	Harbour Energy Undisclosed	UK UK	Mar 24 Mar 25	Feb 25 Feb 27	$95,000	Total contract value of approx. $75 million based on duration of two years
VALARIS 72	Hitachi 300C	1981	Eni Eni	UK UK	Jan 20 Feb 25	Jan 25 Sep 27

Other - Managed Rigs
Thunder Horse	Deepwater Semisubmersible		BP	US GOM	Jan 24	Jan 27		Total contract value of approx. $153 million
Mad Dog	Deepwater Spar Drilling Rig		BP	US GOM	Jan 24	Jan 27		Total contract value of approx. $106 million
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report July 29, 2024

Asset Category / Rig	Design	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
ARO Drilling
Jackup Rigs Owned by ARO Drilling
Gilbert Rowe	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
SAR 201	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Feb 26		Expect approx. 45 days out of service for planned maintenance across 3Q24 and 4Q24
Bob Keller	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
J.P. Bussell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26		Expect approx. 15 days out of service for planned maintenance in 3Q24
Scooter Yeargain	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26		Expect approx. 15 days out of service for planned maintenance in 3Q24
Hank Boswell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
SAR 202	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Jan 26
Kingdom 1	LT 116-C	Saudi Aramco	Saudi Arabia	Nov 23	Nov 31
Kingdom 2	LT 116-C	Saudi Aramco	Saudi Arabia	Aug 24	Aug 32
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Day rates are reported to the nearest thousand and reflect the operating day rates charged to customers, excluding certain types of non-recurring revenues such as lump sum mobilization payments. Day rates are provided unless such disclosures are restricted by confidentiality provisions.
(3) Heavy duty jackups are well-suited for operations in tropical revolving storm areas.
(4) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited Fleet Status Report July 29, 2024

Out of Service Days (1)
Rig	Asset Category	Q3 2024	Q4 2024	Q1 2025	Q2 2025
VALARIS DS-4	Floater - Drillship		60
VALARIS 250	Jackup - Heavy Duty Harsh Environment (Leased to ARO Drilling)	10
VALARIS 249	Jackup - Heavy Duty Harsh Environment	20
VALARIS 248	Jackup - Heavy Duty Harsh Environment			20	30
VALARIS 122	Jackup - Heavy Duty Harsh Environment	20
VALARIS 120	Jackup - Heavy Duty Harsh Environment	15
VALARIS 117	Jackup - Heavy Duty Modern			30
VALARIS 106	Jackup - Heavy Duty Modern			75	15
VALARIS 147	Jackup - Standard Duty Modern (Leased to ARO Drilling)	30
VALARIS 144	Jackup - Standard Duty Modern	90	90	30
VALARIS 76	Jackup - Standard Duty Modern (Leased to ARO Drilling)	30

(1) Table shows expected out of service days for planned maintenance, e.g. special periodic surveys and contract preparation, excluding rigs undergoing reactivation projects. Excludes ARO owned rigs.

Valaris Limited
Fleet Status Report
July 29, 2024

2024
2025
2026
Rig
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Drillships
VALARIS DS-18
VALARIS DS-17
VALARIS DS-16
VALARIS DS-15
VALARIS DS-12
VALARIS DS-10
VALARIS DS-9
VALARIS DS-8
VALARIS DS-7
VALARIS DS-4
VALARIS DS-14
VALARIS DS-13
VALARIS DS-11
Semisubmersibles
VALARIS DPS-5
VALARIS DPS-1
VALARIS MS-1
VALARIS DPS-6
VALARIS DPS-3
Firm term or estimated duration of contracted wells
Unexercised priced options
Out of Service

Valaris Limited
Fleet Status Report
July 29, 2024

2024
2025
2026
Rig
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Heavy Duty Harsh Environment
VALARIS Norway
VALARIS Stavanger
VALARIS 250
VALARIS 249
VALARIS 248
VALARIS 247
VALARIS 123
VALARIS 122
VALARIS 121
VALARIS 120
VALARIS Viking
VALARIS 102
Firm term or estimated duration of contracted wells
Unexercised priced options
Leased to ARO
Out of Service

VALARIS

Valaris Limited
Fleet Status Report
July 29, 2024

2024
2025
2026
Rig
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Heavy Duty Modern
VALARIS 118
VALARIS 117
VALARIS 116
VALARIS 115
VALARIS 110
VALARIS 108
VALARIS 107
VALARIS 106
VALARIS 111
VALARIS 109
VALARIS 104
Standard Duty Modern
VALARIS 148
VALARIS 147
VALARIS 146
VALARIS 144
VALARIS 141
VALARIS 140
VALARIS 76
VALARIS 145
VALARIS 143
VALARIS 75
VALARIS 92
VALARIS 72
Firm term or estimated duration of contracted wells
Unexercised priced options
Leased to ARO
Out of Service

Valaris Limited
Fleet Status Report
July 29, 2024

10
1
2
3
5
2
3
1
12
1
2
4
1
1
1
2
2
Drillship
Semisubmersible
Jackup

Note: Includes nine jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia (current and future lease contracts).
Excludes nine jackup rigs owned by ARO Drilling (operating and under construction) and two rigs that Valaris manages on behalf of a customer.

Valaris Limited Fleet Status Report July 29, 2024

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and include the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts that are recognized during the contract term. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Total Contract Value. Total contract value is the estimated total compensation expected to be received for a contract, including the operating day rate over the estimated firm term of the contract and any non-recurring lump sum payments for items such as mobilization, reactivation and capital upgrades.

Forward-Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "likely," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding expected financial performance; expected utilization, day rates, revenues, operating expenses, cash flows, contract status, terms and duration, contract backlog, capital expenditures, insurance, financing and funding; the offshore drilling market, including supply and demand, customer drilling programs and the attainment of requisite permits for such programs, stacking of rigs, effects of new rigs on the market and effect of the volatility of commodity prices; expected work commitments, awards, contracts and letters of intent; scheduled delivery dates for rigs; performance of our joint ventures, including our joint venture with Saudi Aramco; timing of the delivery of the Saudi Aramco Rowan Offshore Drilling Company ("ARO") newbuild rigs and the timing of additional newbuild orders; the availability, delivery, mobilization, contract commencement, availability, relocation or other movement of rigs and the timing thereof; rig reactivations; suitability of rigs for future contracts; divestitures of assets; general economic, market, business and industry conditions, including inflation and recessions, trends and outlook; general political conditions, including political tensions, conflicts and war; cybersecurity attacks and threats; impacts and effects of public health crises, pandemics and epidemics; future operations; ability to renew expiring contracts or obtain new contracts, including for VALARIS DS-13 and DS-14; increasing regulatory complexity; targets, progress, plans and goals related to sustainability matters; the outcome of tax disputes; assessments and settlements; and expense management. The forward-looking statements contained in this Fleet Status Report are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including cancellation, suspension, renegotiation or termination of drilling contracts and programs; our ability to obtain financing, service our debt, fund capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; future share repurchases; actions by regulatory authorities, or other third parties; actions by our security holders; internal control risk; commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contract, downtime and other risks associated with offshore rig operations; adverse weather, including hurricanes; changes in worldwide rig supply, including as a result of reactivations and newbuilds; and demand, competition and technology; supply chain and logistics challenges; consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition; increased scrutiny of our sustainability targets, initiatives and reporting and our ability to achieve such targets or initiatives; changes in customer strategy; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties, including recessions, volatility affecting the banking system and financial markets, inflation and adverse changes in the level of international trade activity; terrorism, piracy and military action; risks inherent to shipyard rig reactivation, upgrade, repair, maintenance or enhancement; our ability to enter into, and the terms of, future drilling contracts; suitability of rigs for future contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; environmental or other liabilities, risks or losses; compliance with our debt agreements and debt restrictions that may limit our liquidity and flexibility, including in any return of capital plans; cybersecurity risks and threats; and changes in foreign currency exchange rates. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, which is available on the Securities and Exchange Commission's website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements, except as required by law.

100 YEARS
VALARIS
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VALUE DRIVEN
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